UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     In accordance with Section IV of the Wyeth Corporate Governance Guidelines, which requires mandatory retirement from Board membership no later than the last day of the calendar month in which a director reaches 72 years of age, Frank A. Bennack, Jr. has retired from the Board effective February 28, 2005.

     In addition, Clifford L. Alexander, Jr. has informed the Board that he intends to retire as of April 21, 2005, a few months prior to his 72nd birthday.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 3, 2005       WYETH

                                 By:       /s/ Eileen M. Lach
                                 ---------------------------------------------
                                 Name:  Eileen M. Lach
                                 Title: Vice President and Corporate Secretary